                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 15, 2007

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                              1-13136 No.                     16-1455126
(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

                              HOME PROPERTIES, INC.

                                 CURRENT REPORT
                                   ON FORM 8-K

Item 2.01.        Completion of Acquisition of Assets
----------        -----------------------------------

Home  Properties,  Inc.  (the  "Company")  conducts  its  business  through Home
Properties,  L.P., a New York limited partnership (the "Operating Partnership").
During 2006, the Operating  Partnership  purchased the following eight apartment communities  (referred  to  herein  as  the  "Acquisition  Properties")  in  six unrelated  transactions.  The aggregate  purchase  price of the eight  apartment communities  exceeded 10% of the total assets of the  registrant  as of December
31, 2005.  None of these  acquisition  transactions  constitute  a  "significant subsidiary", and the communities were not acquired from a related party.

Community                                                      Acquisition Date
---------                                                      ----------------
Highland House                                                 May 31, 2006
Liberty Place                                                  June 6, 2006
The Heights at Marlborough                                     September 7, 2006
The Meadows at Marlborough                                     September 7, 2006
Heritage Woods                                                 October 4, 2006
Top Field                                                      October 4, 2006
The Coves at Chesapeake                                        November 20, 2006
Mount Vernon Square                                            December 27, 2006

Highland House.  On May 31, 2006, the Operating  Partnership  acquired  Highland
House  with  a  total  of  172  units   located  in   Randolph,   Massachusetts.
Consideration  for the $17.9  million  purchase  price  included $6.3 million of assumed  mortgage debt at an interest rate of 6.99%  maturing on January 1, 2029
(fair  market  value of $6.6  Million).  The  balance  was  funded  through  the
Company's line of credit.

Liberty Place. On June 6, 2006, the Operating Partnership acquired Liberty Place with a total of 107 units located in Randolph, Massachusetts.  Consideration for the $14.9 million  purchase price included $6.2 million of assumed mortgage debt at an interest rate of 6.79%  maturing on November 1, 2012 (fair market value of
$6.5 million). The balance was funded through the Company's line of credit.

The Heights at  Marlborough.  On September 7, 2006,  the  Operating  Partnership
acquired  The  Heights  at  Marlborough  with a total of 348  units  located  in
Marlborough,  Massachusetts.  Consideration for the $48.9 million purchase price included  $22.0  million of assumed fixed rate mortgage debt at an interest rate of 7.63% maturing on October 1, 2010 (fair market value of $23.7  million).  The balance was funded through the Company's line of credit.

The Meadows at  Marlborough.  On September 7, 2006,  the  Operating  Partnership
acquired  The  Meadows  at  Marlborough  with a total of 264  units  located  in
Marlborough,  Massachusetts.  Consideration for the $34.2 million purchase price included  $20.4  million of assumed fixed rate mortgage debt at an interest rate of 7.05%  maturing on August 1, 2011 (fair market value of $21.7  million).  The
Balance was funded through the Company's line of credit.

Heritage Woods. On October 4, 2006, the Operating  Partnership acquired Heritage
Woods with a total of 164 units located in Bel Air, Maryland.  Consideration for the $14.0 million  purchase price included $5.0 million of assumed mortgage debt at an interest rate of 5.69% maturing on September 1, 2013 (fair market value of
$5.2 million),  $0.5 million of cash, and $8.5 million of Operating  Partnership
Units.

Top Field. On October 4, 2006, the Operating Partnership acquired Top Field with a total of 156 units located in Cockeysville,  Maryland.  Consideration  for the
$18.4 million  purchase price included $6.4 million of assumed mortgage debt and at an interest  rate of 5.30%  maturing on April 1, 2013,  $0.1 million of cash, and $11.9 million in Operating Partnership Units.

The Coves at  Chesapeake.  On  November  20,  2006,  the  Operating  Partnership
acquired  The  Coves at  Chesapeake  with a total of 469 units  located  in Glen
Burnie, Maryland.  Consideration for the $67.0 million purchase price was funded by the Company's cash on hand.

Mount Vernon Square.  On December 27, 2006, the Operating  Partnership  acquired
Mount Vernon Square with a total of 1,387 units located in Alexandria, Virginia.
Consideration  for the $144.8  million  purchase price included $90.7 million of assumed  mortgage debt at an interest rate of 5.23%  maturing on January 1, 2012
(fair market value of $89.7  million).  The balance was funded by the  Company's cash on hand.

The Coves at  Chesapeake  and Mount Vernon Square are  collectively  referred to herein as the  "Selected  Acquisition  Properties".  The  purchase  price of the
Selected Acquisition  Properties makes up 58% of the Acquisition  Properties and were selected for audit under Rule 3-14 of Regulation S-X.

In  determining  the price  paid for the  Acquisition  Properties,  the  Company considered the historical and expected cash flow from the properties, the nature of the  occupancy  trends  and terms of the leases in place,  current  operating costs and taxes,  the physical  condition of the  properties,  the  potential to increase  their cash flow and other  factors.  The Company also  considered  the capitalization  rates at which it believes  apartment  properties  have recently sold in the  market,  but  determined  the prices it was  willing to pay for the properties  primarily  based on the  factors  discussed  above.  No  independent appraisals  were  performed in connection  with the  acquisitions.  The Company, after  investigation  of the properties,  is not aware of any material  factors, other than those  discussed  above,  that would cause the financial  information reported not to be necessarily indicative of future expected operating results.

Item 9.01.  Financial Statements and Exhibits.
----------  ----------------------------------

a.   Financial statements of businesses acquired:

     (1)  Unaudited  statements of revenue and certain  expenses for each of the
          Selected Acquisition Properties for the period January 1, 2006 through the latest interim period prior to the date of acquisition.

     (2)  Audited  statements of revenue and certain expenses for the year ended
          December 31, 2005 for each of the Selected Acquisition Properties.

          None  of  the   Acquisition   Properties   constitute  a  "significant
          subsidiary"  pursuant to the Regulation S-X rules.  Audited statements of revenue and certain  expenses for the year ended  December 31, 2005 and related unaudited financial information for the period through the latest interim  period prior to the date of acquisition  are presented herein only for the Selected Acquisition Properties, which represent a majority of the Acquisition Properties.

b.   Pro forma financial information:

     (1)  Pro  forma  condensed  consolidated  statement  of  operations  of the
          Company for the year ended December 31, 2006.

     (2)  Notes to the pro forma  consolidated  statement of  operations  of the
          Company for the year ended December 31, 2006.

     (3)  Estimated  twelve-month  pro forma  statement of taxable net operating income and operating funds available.

c.   Exhibits

     Exhibit 23.0 Consent of PricewaterhouseCoopers LLP

                         Report of Independent Auditors
                         ------------------------------

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have audited the  accompanying  Statement of Revenue and Certain  Expenses of
The Coves at Chesapeake,  located in Glen Burnie, Maryland, (the "Property") for the year ended December 31, 2005.  This Statement is the  responsibility  of the
Property's  management.  Our  responsibility  is to  express  an opinion on this
Statement based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the Statement is free of material  misstatement.  An audit includes  examining,  on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Current Report on Form 8-K of Home Properties, Inc.) as described in Note
2 and is not intended to be a complete  presentation  of the Property's  revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects,  the revenue and certain expenses  described in Note 2 of The Coves at
Chesapeake for the year ended December 31, 2005, in conformity  with  accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts

March 9, 2007

The Coves at Chesapeake
Statement of Revenue and Certain Expenses
(In thousands)
--------------------------------------------------------------------------------

                                                           For the Nine Months
                                                                         Ended
                                                                 September 30,
                                     For the Year Ended                   2006
                                      December 31, 2005            (unaudited)
                                      -----------------            -----------
Revenue:
     Rental income                               $5,470                 $4,306
     Other income                                   324                    259
                                                 ------                 ------
                                                  5,794                  4,565
                                                 ------                 ------

Expenses:
     Operating and maintenance                    1,783                  1,425
     Real estate taxes                              361                    287
                                                 ------                 ------
                                                  2,144                  1,712
                                                 ------                 ------

Revenue in excess of expenses                    $3,650                 $2,853
                                                 ======                 ======

The accompanying notes are an integral part of these financial statements.

The Coves at Chesapeake
Notes to Statement of Revenue and Certain Expenses
For the Year Ended December 31, 2005 and the Nine Months Ended September 30,
2006 (Unaudited)
--------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The  accompanying  statement of revenue and certain  expenses  includes the operations (see "Basis of Presentation"  below) of The Coves at Chesapeake, a  residential  property  (the  "Property")  formerly  owned and managed by parties not related to Home Properties, Inc. (the "Company").

     On November 20, 2006, the Company,  through its subsidiary Home Properties,
     L.P.,  acquired  the  Property.  The  Property is a  residential  community located in Glen Burnie, Maryland.

     Total  consideration for the $67.0 million purchase price was funded by the
     Company's cash on hand.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  statement  has been  prepared  on the  accrual  basis of accounting.

     The accompanying  statement is not  representative of the actual operations of the Property for the periods  presented.  As required by the  Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses, which may not be  comparable  to the proposed  future  operations of the Property have been excluded.  Expenses excluded relate to property  management fees, interest expense, depreciation and amortization expense, and other expenses unrelated  to the future  operations  of the  Property.  The Company is not aware of any material factors relating to the Property that would cause the reported financial  information not to be necessarily  indicative of future operating results.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents, which approximates recognition on a straight-line basis over the related lease term. Leases are generally for terms of one year.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from  residents.  The real estate  service  fees  include  utility recovery charges, late charges,  lease breakage fees, application fees, pet charges and other amenities.

The Coves at Chesapeake
Notes to Statement of Revenue and Certain Expenses
For the Year Ended December 31, 2005 and the Nine Months Ended September 30,
 2006 (Unaudited)
-------------------------------------------------------------------------------

2.   BASIS OF  PRESENTATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
     (Continued)

     Real Estate
     -----------

     Expenditures for repairs and maintenance items are expensed as incurred.

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

3.   INTERIM UNAUDITED STATEMENT OF REVENUE AND CERTAIN EXPENSES

     The accompanying  interim statement of revenue and certain expenses for the nine months ended September 30, 2006 is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments,  consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim  period.  The results for the period  presented are not necessarily indicative of the results for the full year.

                         Report of Independent Auditors

To the Board of Directors and Shareholders of
Home Properties, Inc.:

We have audited the  accompanying  Statement of Revenue and Certain  Expenses of
Mount Vernon Square, located in Alexandria,  Virginia,  (the "Property") for the year ended  December  31, 2005.  This  Statement  is the  responsibility  of the
Property's  management.  Our  responsibility  is to  express  an opinion on this
Statement based on our audit.

We conducted our audit in accordance with auditing standards  generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain reasonable  assurance about whether the Statement is free of material  misstatement.  An audit includes  examining,  on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall presentation of the Statement.
We believe that our audit provides a reasonable basis for our opinion.

The  accompanying  Statement was prepared for the purpose of complying  with the rules and  regulations of the Securities and Exchange  Commission (for inclusion in the Current Report on Form 8-K of Home Properties, Inc.) as described in Note
2 and is not intended to be a complete  presentation  of the Property's  revenue and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects,  the revenue and certain expenses  described in Note 2 of Mount Vernon
Square for the year ended  December  31, 2005,  in  conformity  with  accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts

March 9, 2007

Mount Vernon Square
Statement of Revenue and Certain Expenses
(In thousands)
-------------------------------------------------------------------------------

                                                            For the Nine Months
                                                                          Ended
                                                                  September 30,
                                      For the Year Ended                   2006
                                       December 31, 2005            (unaudited)
                                       -----------------            -----------
Revenue:
     Rental income                               $15,085                $12,327
     Other income                                  1,362                  1,449
                                                  16,447                 13,776

Expenses:
     Operating and maintenance                     5,124                  3,928
     Real estate taxes                             1,034                    696
                                                   6,158                  4,624

Revenue in excess of expenses                    $10,289                $ 9,152

The accompanying notes are an integral part of these financial statements.

Mount Vernon Square
Notes to Statement of Revenue and Certain Expenses
For the Year Ended December 31, 2005 and the Nine Months Ended September 30,
2006 (Unaudited)
--------------------------------------------------------------------------------

1.   OPERATIONS OF PROPERTIES

     The  accompanying  statement of revenue and certain  expenses  includes the operations (see "Basis of  Presentation"  below) of Mount Vernon Square,  a residential property (the "Property") formerly owned by parties not related to Home Properties,  Inc. (the "Company").  For the period from December 1,
     2004  through  December  26,  2006,  the Company  managed the  Property for parties not related to the Company.

     On December 27, 2006, the Company,  through its subsidiary Home Properties,
     L.P.,  acquired  the  Property.  The  Property is a  residential  community located in Alexandria, Virginia.

     Total  consideration  for the $144.8 million  purchase price included $90.7 million of assumed  mortgage debt at an interest rate of 5.23%  maturing on
     January 1, 2012 (fair  market  value of $89.7  million).  The  balance  was funded by the Company's cash on hand.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation
     ---------------------

     The  accompanying  statement  has been  prepared  on the  accrual  basis of accounting.

     The accompanying  statement is not  representative of the actual operations of the Property for the periods  presented.  As required by the  Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain expenses, which may not be  comparable  to the proposed  future  operations of the Property have been excluded.  Expenses excluded relate to property  management fees, interest expense, depreciation and amortization expense, and other expenses unrelated  to the future  operations  of the  Property.  The Company is not aware of any material factors relating to the Property that would cause the reported financial  information not to be necessarily  indicative of future operating results.

     Use of Estimates in the Preparation of Financial Statements
     -----------------------------------------------------------

     The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America  requires management  to make  estimates  and  assumptions  that affect the  reported amounts of  revenues  and  expenses  during the  reporting  period.  Actual results could differ from those estimates.

     Revenue Recognition
     -------------------

     Rental income  attributable to residential leases is recorded when due from residents, which approximates recognition on a straight-line basis over the related lease term. Leases are generally for terms of one year.

     Other Income
     ------------

     Other income is  attributable  to real estate  service fees and is recorded when due from  residents.  The real estate  service  fees  include  utility recovery charges, late charges,  lease breakage fees, application fees, pet charges and other amenities.

Mount Vernon Square
Notes to Statement of Revenue and Certain Expenses
For the Year Ended December 31, 2005 and the Nine Months Ended September 30,
2006 (Unaudited)
--------------------------------------------------------------------------------

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Real Estate
     -----------

     Expenditures for repairs and maintenance items are expensed as incurred.

     Real Estate Taxes
     -----------------

     Real estate taxes are expensed over the period in which the taxes relate.

3.   INTERIM UNAUDITED STATEMENT OF REVENUE AND CERTAIN EXPENSES

     The accompanying  interim statement of revenue and certain expenses for the nine months ended September 30, 2006 is unaudited.  However, in the opinion of the Company, the interim statement includes all adjustments,  consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim  period.  The results for the period  presented are not necessarily indicative of the results for the full year.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006
           (Unaudited, in Thousands, Except Share and Per Share Data)

The unaudited Pro Forma Consolidated  Statement of Operations for the year ended
December  31,  2006 is  presented  as if the  acquisition  by the Company of the
Selected Acquisition  Properties (as defined on page 3 of this Current Report on
Form 8-K) had occurred on January 1, 2006.

Such pro forma information is based upon the historical  consolidated results of operations of the Company for the year ended December 31, 2006, giving effect to the  transactions  described  above.  In management's  opinion,  all adjustments necessary  to  reflect  the above  transactions  have been  made.  The Pro Forma
Consolidated  Statements of Operations  should be read in  conjunction  with the historical financial statements and notes thereto of the Company included in the
Home  Properties,  Inc.  Form 10- K filed  February  28, 2007 for the year ended
December 31, 2006.

The unaudited Pro Forma Consolidated  Statement of Operations for the year ended
December 31, 2006 are not  necessarily  indicative of what the actual results of operations  would have been  assuming  the  transactions  had occurred as of the beginning of the period presented,  nor does it purport to represent the results of operations for future periods.

The pro forma Balance Sheet for Home Properties, Inc. as of December 31, 2006 is
not  included  in this Form 8-K.  This pro forma  financial  information  is not presented in this Form 8-K as the Selected  Acquisition  Properties are included in the historical financial statements and notes thereto of the Company included in the Home  Properties,  Inc.  Form 10-K filed  February  28, 2007 for the year ended December 31, 2006.

                              HOME PROPERTIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006
           (Unaudited, in Thousands, Except Share and Per Share Data)

                                         Home    The Coves
                                  Properties,           at                                    Total Pro
                                         Inc.   Chesapeake  Mount Vernon    Pro Forma             Forma   Company Pro
                               Historical (A)          (B)    Square (B)  Adjustments       Adjustments         Forma
                               --------------   ----------    ----------  -----------       -----------         -----
Revenues:
Rental income                        $420,988     $  5,100     $  16,436      $   690 (H)       $22,226      $443,214
Property other income                  27,775          306         1,932            -             2,238        30,013
Interest income                         1,761            -             -            -                 -         1,761
Other income                            3,468            -             -            -                 -         3,468
                                     --------     --------     ---------      -------           -------      --------
         Total Revenues               453,992        5,406        18,368          690            24,464       478,456
                                     --------     --------     ---------      -------           -------      --------
Expenses:
Operating and maintenance             190,845        2,028         6,165          713 (C)         8,906       199,751
General and administrative             22,626            -             -            -                 -        22,626
Interest                              106,773            -             -        4,926 (D)         4,926       111,699
Depreciation and amortization          96,142            -             -        4,640 (E)         4,640       100,782
                                     --------     --------     ---------      -------           -------      --------
         Total Expenses               416,386        2,028         6,165       10,279            18,472       434,858
                                     --------     --------     ---------      -------           -------      --------
Income from operations before
minority interest                      37,606        3,378        12,203       (9,589)            5,992        43,598
Minority interest                      (9,614)                                                   (1,847) (F)  (11,461)
                                     --------     --------     ---------      -------           -------      --------
Income from continuing
    operations                         27,992                                                     4,145        32,137
Preferred dividends                    (5,400)                                                        -        (5,400)
                                     --------                                     -------      --------
Income applicable to common
  shareholders from continuing
  operations                         $ 22,592                                                   $ 4,145       $26,737
                                     ========                                                   =======       =======
Basic earnings per share data:
  Income applicable to common
    shareholders from
    continuing operations             $0.69                                                                     $0.82 (G)
                                      =====                                                                     =====
Diluted earnings per share data:
  Income applicable to common
    shareholders from
    continuing operations             $0.68                                                                     $0.80 (G)
                                      =====                                                                     =====
Weighted average number of
shares outstanding:
Basic                              32,697,794                                                                32,697,794
                                   ==========                                                                ==========
Diluted                            33,337,557                                                                33,337,557
                                   ==========                                                                ==========

The accompanying notes are an integral part of these financial statements.

                              HOME PROPERTIES, INC.
             NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006
                            (Unaudited, in Thousands)

(A)  Reflects the historical  audited  consolidated  statement of operations for the Company for the year ended December 31, 2006.

(B)  Reflects  the  historical  revenue  and  certain  expenses  of  each of the
     Selected Acquisition  Properties for the period January 1, 2006 through the date of acquisition.

(C)  Reflects additional property management general and administrative expenses relating  to adding the  Selected  Acquisition  Properties  to the  Company
     portfolio  (estimated  as 3% of  total  revenues,  and is  consistent  with historical  costs).  These  expenses are  comprised  of the overhead  costs expected to be incurred as a result of the  Selected  Properties  operation within the Company portfolio of properties.

(D)  Reflects the increase in interest  expense related to the fair market value
     ("FMV") of the debt assumed in order to finance  Mount Vernon  Square.  The fair  market  value of the debt  assumed  in  acquisition,  along  with the respective effective interest rates is summarized as follows:

     Acquisition Properties       FMV of Debt Assumed              Interest rate
     ----------------------       -------------------              -------------
     Mount Vernon Square                $89,724                        5.49%

(E)  Reflects  depreciation  and  amortization  related to each of the  Selected
     Acquisition  Properties,  as appropriate.  The appliances have an estimated useful life of ten years and the building  has an estimated  useful life of forty  years.  Intangibles  are  amortized  over a period  of 5 months to 3 years.  The  purchase  price  of the  Selected  Acquisition  Properties  is allocated  $8,915  and  $56,300  to land,  $469 and  $1,388 to  appliances,
     $57,408 and  $85,535 to  building,  $158 and $489 to customer  relationship intangible  asset,  $208 and $629 to in-place leases  intangible  asset and
     $116  and $574 to  below  market  leasehold  interest  intangible  deferred income, for The Coves at Chesapeake and Mount Vernon Square, respectively.

(F)  Reflects the adjustment to minority  interest expense based upon the impact of the above pro forma adjustments on income before minority interest.

(G)  Pro forma income per common share is based upon the weighted average number of common shares outstanding during 2006.

(H)  Reflects  rental revenue of acquired  in-place below market leases at their fair value over the weighted average remaining lease term of 5 to 6 months.

In accordance with Statement of Financial  Accounting Standard No. 128, Earnings
Per  Share,  pro forma  earnings  per share  from  income  applicable  to common shareholders from continuing operations is calculated as follows (in thousands):

                                                                December 31,2006
                                                                ----------------
Income from continuing operations                                       $ 32,137
Less:    Preferred dividends                                               5,400
                                                                        --------
Basic and Diluted - Income from continuing operations
         applicable to common shareholders                              $ 26,737
                                                                        ========

Basic weighted average number of shares outstanding                   32,697,794
Effect of dilutive stock options                                         639,763
                                                                      ----------
Diluted weighted average number of shares outstanding                 33,337,557
                                                                      ==========

Basic earnings per share data:
     Income applicable to common shareholders from
         continuing operations                                            $ 0.82
                                                                          ======

Diluted earnings per share data:
     Income applicable to common shareholders from
         continuing operations                                            $ 0.80
                                                                          ======

                              HOME PROPERTIES, INC.
                   ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
          OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                   (UNAUDITED)

The following  unaudited  statement is a pro forma  estimate for a  twelve-month period of taxable income and funds available from operations of the Company. The unaudited  pro forma  statement is based on the Company's  historical  operating results for the year ended  December 31, 2006 adjusted as if the  acquisition by the Company of the Selected  Acquisition  Properties  had occurred on January 1,
2006.

This statement should be read in conjunction  with (i) the historical  financial statements  and notes  thereto of the Company  included in the Home  Properties,
Inc. Form 10-K filed  February 28, 2007 for the year ended December 31, 2006 and
(ii) the pro forma  consolidated  financial  statements of the Company  included herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):

Historical earnings from operations, exclusive of
    depreciation and amortization (Note 1)                        $133,748

Selected Acquisition Properties as adjusted, exclusive of
    depreciation (Note 2)                                           10,632
                                                                  --------
                                                                   144,380
Estimated tax basis depreciation and amortization (Note 3)
    The Company                                                    (98,566)
    Selected Acquisition Properties                                 (4,591)
                                                                  --------
Pro Forma taxable operating income before dividends deduction       41,223
Estimated dividends deduction (Note 4)                              89,433
                                                                  --------
Pro Forma taxable operating income (loss)                        ($ 48,210)
                                                                  ========

ESTIMATE OF PRO FORMA OPERATING FUNDS AVAILABLE (NOTE 5)
  (IN THOUSANDS):
Pro Forma taxable operating income before dividends deduction     $ 41,223
Add pro forma tax basis depreciation and amortization              103,157
                                                                  --------
Estimate of pro forma operating funds available                   $144,380
                                                                  ========

Principle Assumptions:

Note 1 - The historical earnings from operations represents the Company's income from continuing  operations as adjusted for  depreciation  and amortization for the  year  ended  December  31,  2006 as  reflected  in the  historical financial statements.

Note 2 - The  historical  earnings  from  operations  represents  the pro  forma results of the Selected  Acquisition  Properties  acquired since January 1,
     2006 for the year ended December 31, 2006.

Note 3 - The tax basis  depreciation  of the Company is based upon the  original purchase  price,  excluding  intangibles,  allocated to the  buildings  and equipment, and personal property, depreciated on a straight-line basis over a 27.5-year life and the mid-month convention;  and depreciated using MACRS over a 5-year life and the half-year convention, respectively.

Note 4 - Estimated  dividends deduction includes the Series F preferred dividend of $5,400  plus the  estimated  dividend  rate of $2.57 per  common  share.
     Common shares outstanding, on a pro forma basis, are 32,697,794.

Note 5 - Operating  funds  available  does not  represent  cash  generated  from operating  activities  in accordance  with  generally  accepted  accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                HOME PROPERTIES, INC.
                                (Registrant)

                                Date:    March 15, 2007

                                By:      /s/ Edward J. Pettinella
                                         -------------------------------------
                                         Edward J. Pettinella
                                         President and Chief Executive Officer

                                Date:    March 15, 2007

                                By:      /s/ David P. Gardner
                                         -------------------------------------
                                         David P. Gardner
                                         Executive Vice President and
                                         Chief Financial Officer